EXHIBIT 10.9

                     PRIVATE EQUITY LINE OF CREDIT AGREEMENT


      PRIVATE EQUITY LINE OF CREDIT AGREEMENT dated as of October , 1998 (the "Agreement"), between the entities listed on Schedule A attached hereto (collectively referred to as the "Investors"), SETTONDOWN CAPITAL INTERNATIONAL LTD. (the "Placement Agent") located at Charlotte House, Charlotte Street, P.O. Box N. 9204, Nassau, Bahamas, a corporation organized under the laws of Bahamas, and IMAGING DIAGNOSTIC SYSTEMS, INC., a corporation organized and existing under the laws of the State of Florida (the "Company").

      WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investors, from time to time as provided herein, and the Investors shall purchase (a) an aggregate of Warrant A's to purchase 25,000 Warrant Shares, (b) an aggregate of Warrant B's to purchase 25,000 Warrant Shares, and (c) pursuant to the equity line of credit established herein whereby the Company has the option of exercising its "Put" rights upon the Investors for the purchase and sale of up to an additional $15,000,000 of the Common Stock (the "Aggregate Purchase Price"); and

      WHEREAS, the Company shall issue to the Placement Agent, in return for services rendered, from time to time as provided herein the fees set forth in
Section 12.7 below; and

         WHEREAS, such investments will be made in reliance upon the provisions of Section 4(2) ("Section 4(2)") and Regulation D ("Regulation D") of the United States Securities Act of 1933, as amended, and the regulations promulgated thereunder (the "Securities Act"), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments in Common Stock to be made hereunder.

         NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I
                               Certain Definitions

         Section 1.1 "Bid Price" shall mean the closing bid price (as reported by Bloomberg L.P.) of the Common Stock on the Principal Market.

         Section 1.2 "Capital Shares" shall mean the Common Stock and any shares of any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of earnings and assets of the Company.

         Section 1.3 "Capital Shares Equivalents" shall mean any securities, rights, or obligations that are convertible into, exchangeable for, or have any right to subscribe for any Capital Shares of the Company or any warrants, options or other rights to subscribe for or purchase Capital Shares or any security convertible into, or exchangeable for Capital Shares.

         Section 1.4 "Closing" shall mean one of the closings of a purchase and sale of the Common Stock pursuant to Section 2.1.

         Section 1.5 "Closing Date" shall mean with respect to a Closing for the Put Shares shall be the fifth Trading Day following the Put Date related to such Closing; provided all conditions to such Closing have been satisfied on or before such Trading Day.

         Section 1.6 "Commitment Amount" shall mean the $15,000,000 up to which the Investors have agreed to provide to the Company in order to purchase the Warrants, and Put Shares pursuant to the terms and conditions of this Agreement.

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

         Section 1.7 "Commitment Period" shall mean the period commencing on the earlier to occur of (i) the Effective Date, or (ii) such earlier date as the Company and the Investors may mutually agree in writing, and expiring on the earliest to occur of (x) the date on which the Investors shall have purchased Put Shares pursuant to this Agreement for an aggregate Purchase Price of $15,000,000, (y) the date this Agreement is terminated pursuant to Section 2.4, or (z) the date occurring three years from the date of commencement of the Commitment Period.

         Section 1.8 "Common Stock" shall mean the Company's common stock, no par value per share.

         Section 1.9 "Condition Satisfaction Date" shall have the meaning set forth in Section 7.2.

         Section 1.10 "Damages" shall mean any loss, claim, damage, liability, costs and expenses (including, without limitation, reasonable attorney's fees and disbursements and costs and expenses of expert witnesses and investigation).

         Section 1.11 "Effective Date" shall mean the date on which the SEC first declares effective a Registration Statement registering the resale of the Registrable Securities as set forth in Section 7.2(a).

         Section 1.12 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         Section 1.13 "Floor Price" shall mean a Bid Price of Fifty Cents ($0.50) per share of Common Stock.

         Section 1.14 "Investment Amount" shall mean the dollar amount to be invested by the Investors to purchase Put Shares with respect to any Put Date as notified by the Company to the Investors, all in accordance with Section 2.2 hereof.

         Section 1.15 "Market Price" on any given date shall mean the average of the two lowest Bid Prices of the Common Stock during the Valuation Period.

         Section 1.16 "Material Adverse Effect" shall mean any effect on the business, Bid Price, trading volume of the Common Stock, operations, properties, prospects, results of operations, or financial condition of the Company that is material and adverse to the Company and its subsidiaries and affiliates, individually, or taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise interfere with the ability of the Company to enter into and perform any of its obligations under this Agreement, the Registration Rights Agreement, the Escrow Agreement, or the Warrants in any material respect.

         Section 1.17 "Maximum Put Amount" on any Put Date shall mean the amount indicated opposite the range in which the Closing Price is on such Put Date and below the 30 Day Average Daily trading Volume on such Put Date, as set forth in the Table below:

------------------------------------------------------------------------------------------------------------------------------------
                 30-Day Avg. Daily  30-Day Avg. Daily   30-Day Avg. Daily  30-Day Avg. Daily   30-Day Avg. Daily  30-Day Avg. Daily
                  Trading Volume     Trading Volume       Trading Volume     Trading Volume     Trading Volume      Trading Volume
  Closing Price    25,000-50,000      50,001-75,000       75,001-100,000     100,001-125,000    125,001-150,000    150,001 and Above
------------------------------------------------------------------------------------------------------------------------------------
   $0.50-$1.00        $100,000           $150,000            $200,000           $250,000            $300,000           $350,000
------------------------------------------------------------------------------------------------------------------------------------
  $1.01 - $1.50       $150,000           $200,000            $250,000           $300,000            $350,000           $400,000
------------------------------------------------------------------------------------------------------------------------------------
  $1.51 - $2.00       $200,000           $250,000            $300,000           $350,000            $400,000           $450,000
------------------------------------------------------------------------------------------------------------------------------------
  $2.01 - $2.50       $250,000           $300,000            $350,000           $400,000            $450,000           $500,000
------------------------------------------------------------------------------------------------------------------------------------
  $2.51 - $3.00       $300,000           $350,000            $400,000           $450,000            $500,000           $550,000
------------------------------------------------------------------------------------------------------------------------------------
  $3.01 - $3.50       $350,000           $400,000            $450,000           $500,000            $550,000           $600,000
------------------------------------------------------------------------------------------------------------------------------------
  $3.51 - $4.00       $400,000           $450,000            $500,000           $550,000            $600,000           $650,000
------------------------------------------------------------------------------------------------------------------------------------
  $4.01 - Above       $450,000           $500,000            $550,000           $600,000            $650,000           $700,000
------------------------------------------------------------------------------------------------------------------------------------

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

         Section 1.18 "NASD" shall mean the National Association of Securities Dealers, Inc.

         Section 1.19 "Outstanding" when used with reference to shares of Common Stock or Capital Shares (collectively the "Shares"), shall mean, at any date as of which the number of such Shares is to be determined, all issued and outstanding Shares, and shall include all such Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such Shares; provided, however, that "Outstanding" shall not mean any such Shares then directly or indirectly owned or held by or for the account of the Company.

         Section 1.20 "Person" shall mean an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         Section 1.21 "Principal Market" shall mean the OTC Bulletin Board, the Nasdaq Small-Cap Market, or the American Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

         Section 1.22 "Purchase Price" shall mean (a) with respect to Put Shares, eighty (80%) percent (the "Purchase Price Percentage") of the Market Price upon a Put Date (or such other date on which the Purchase Price is calculated in accordance with the terms and conditions of this Agreement) if the Common Stock is then traded on the OTC Bulletin Board, or eighty five (85%) percent (also referred to as the "Purchase Price Percentage") of the Market Price upon a Put Date (or such other date on which the Purchase Price is calculated in accordance with the terms and conditions of this Agreement) if the Common Stock is then traded on the Nasdaq Small Cap Stock Market or American Stock Exchange.

         Section 1.23 "Put" shall mean each occasion the Company elects to exercise its right to tender a Put Notice requiring the Investors to purchase shares of the Company's Common Stock, subject to the terms of this Agreement.

         Section 1.24 "Put Date" shall mean the Trading Day during the Commitment Period that a Put Notice to sell Common Stock to the Investors is deemed delivered pursuant to Section 2.2(b) hereof.

         Section 1.25 "Put Notice" shall mean a written notice to the Investors setting forth the Investment Amount that the Company intends to sell to the Investors and Compliance Certification from the Company as attached hereto as Exhibit C.

         Section 1.26 "Put Shares" shall mean all shares of Common Stock or other securities issued or issuable pursuant to a Put that has occurred or may occur in accordance with the terms and conditions of this Agreement.

         Section 1.27 "Registrable Securities" shall mean any of the Put Shares, and the Warrant Shares (i) in respect of which a Registration Statement has not been declared effective by the SEC, (ii) which have not been sold under circumstances under which all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") are met,
(iii) which have not been otherwise transferred to holders who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend or (iv) the sales of which, in the opinion of counsel to the Company, are subject to any time, volume or manner limitations pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act.

         Section 1.28 "Registration Rights Agreement" shall mean the agreement regarding the filing of the Registration Statement for the resale of the Registrable Securities, entered into between the Company, the Placement Agent, and the Investors on the Subscription Date annexed hereto as Exhibit D.

         Section 1.29 "Registration Statement" shall mean a registration statement on Form SB-2 (if use of such form is then available to the Company pursuant to the rules of the SEC and, if not, on such other form promulgated by the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate, and which form shall be available for the resale of the Registrable Securities to be registered thereunder in accordance with the provisions of this Agreement, the Registration Rights Agreement, and the Warrants and in accordance with the intended method of distribution of such securities), for the registration of the resale by the Investors of the Registrable Securities under the Securities Act.

         Section 1.30 "Regulation D" shall have the meaning set forth in the recitals of this Agreement.

         Section 1.31 "SEC" shall mean the Securities and Exchange Commission.

         Section 1.32 "Section 4(2)" shall have the meaning set forth in the recitals of this Agreement.

         Section 1.33 "Securities Act" shall have the meaning set forth in the recitals of this Agreement.

         Section 1.34 "SEC Documents" shall mean the Form10-KSB, Form 10-QSB's, Form 8-K's, (including all amendments thereto) or Proxy Statements, filed by the Company for a period of at twelve (12) months immediately preceding the date hereof until such time the Company no longer has an obligation to maintain the effectiveness of a Registration Statement as set forth in the Registration Rights Agreement.

         Section 1.35 "Subscription Date" shall mean the date on which this Agreement is executed and delivered by the parties hereto.

         Section 1.36 "Trading Cushion" shall mean the mandatory fifteen (15) Trading Days between Put Dates.

         Section 1.37 "Trading Day" shall mean any day during which the New York Stock Exchange shall be open for business.

         Section 1.38 "Valuation Event" shall mean an event in which the Company at any time during a Valuation Period takes any of the following actions:

         (a) subdivides or combines its Common Stock;

         (b) pays a dividend in its Capital Stock or makes any other distribution of its Capital Shares;

         (c) issues any additional Capital Shares ("Additional Capital Shares"), otherwise than as provided in the foregoing Subsections (a) and (b) above, at a price per share less, or for other consideration lower, than the Bid Price in effect immediately prior to such issuance, or without consideration;

         (d) issues any warrants, options or other rights to subscribe for or purchase any Additional Capital Shares and the price per share for which Additional Capital Shares may at any time thereafter be issuable pursuant to such warrants, options or other rights shall be less than the Bid Price in effect immediately prior to such issuance;

         (e) issues any securities convertible into or exchangeable for Capital Shares and the consideration per share for which Additional Capital Shares may at any time thereafter be issuable pursuant to the terms of such convertible or exchangeable securities shall be less than the Bid Price in effect immediately prior to such issuance;

         (f) makes a distribution of its assets or evidences of indebtedness to the holders of its Capital Shares as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for dividends under applicable law or any distribution to such holders made in respect of the sale of all or substantially all of the Company's assets (other than under the circumstances provided for in the foregoing subsections (a) through (e); or

         (g) takes any action affecting the number of Outstanding Capital Shares, other than an action described in any of the foregoing Subsections (a) through (f) hereof, inclusive, which in the opinion of the Company's Board of Directors, determined in good faith, would have a material adverse effect upon the rights of the Investors at the time of a Put or exercise of the Warrant.

         Section 1.39 "Valuation Period" shall mean with respect to the Purchase Price on any Put Date, the six day period commencing three (3) Trading Days immediately preceding, and the two (2) Trading Days immediately following, the Trading Day on which an Put Notice is deemed to be delivered, as well as the Trading Day on which such notice is deemed to be delivered; provided, however, that if a Valuation Event occurs during a Valuation Period, a new Valuation Period shall begin on the Trading Day immediately after the occurrence of such Valuation Event and end on the sixth Trading Day thereafter.

         Section 1.40 "Warrants" shall mean collectively the Warrant A's and Warrant B's being issued pursuant to the terms herein.

         Section 1.41 "Warrant A" shall have the meaning set forth in Section 2.5(a), and be subject to the terms and conditions substantially as set forth in the form of Exhibit E.

         Section 1.42 "Warrant B" shall have the meaning set forth in Section 2.5(b) and be subject to the terms and conditions substantially in the form of Exhibit F.

         Section 1.43 "Warrant Shares" shall mean all shares of Common Stock or other securities issued or issuable pursuant to exercise of the Warrants.

                                   ARTICLE II

                  Purchase and Sale of Warrants, and Put Shares

         Section 2.1  Investments in Put Shares.

         (a) Puts. Upon the terms and conditions set forth herein (including, without limitation, the provisions of Article VII hereof), on any Put Date the Company may make a Put by the delivery of a Put Notice in the form attached hereto as Exhibit C. The number of Put Shares that the Investors shall receive pursuant to such Put shall be determined by dividing the Investment Amount specified in the Put Notice by the Purchase Price on such Put Date. The Investment Amount for each Put as designated by the Company in the applicable Put Notice shall not be less than $100,000 nor more than the Maximum Put Amount on the Put Date.

          (b) Maximum Aggregate Purchase of Common Stock. In the event the Common Stock is listed on the Nasdaq Small Cap Stock Market or American Stock Exchange, or if the rules of the exchange or market where the Common Stock is then quoted require, unless the Company obtains Shareholder approval pursuant to the applicable corporate governance rules of the Nasdaq Stock Market, the Investors may not be compelled to make a purchase which results in the issuance to the Investors of more than 19.99% of the shares of Common Stock (measured at the time of such purchase) as a result of the transactions contemplated by this Agreement

         Section 2.2  Mechanics.

         (a) Put Notice. At any time during the Commitment Period, provided all of the conditions set forth in Article VII are satisfied, the Company may deliver a Put Notice to the Investors (pro rata), subject to the conditions set forth in Section 2.4.

         (b) Date of Delivery of Put Notice. A Put Notice shall be deemed delivered on (i) the Trading Day it is received by facsimile or otherwise by the Investors if such notice is received prior to 12:00 noon Eastern Time, or (ii) the immediately succeeding Trading Day if it is received by facsimile or otherwise after 12:00 noon Eastern Time on a Trading Day or at any time on a day which is not a Trading Day. No Put Notice may be deemed delivered, on a day that is not a Trading Day.

         Section 2.3 Put Closings. On each Closing Date for a Put (i) the Company shall deliver to the Escrow Agent one or more certificates, at the Investor's option, representing the Put Shares to be purchased by the Investors pursuant to Section 2.1 herein, registered in the name of the Investors or, at the Investor's option, and (ii) the Investors shall deliver to escrow the Investment Amount specified in the Put Notice by wire transfer of immediately available funds to the Escrow Agent on or before the Closing Date for each Put. In addition, on or prior to the Closing Date for each Put, each of the Company and the Investors shall deliver to the Escrow Agent all documents, instruments and writings required to be delivered or reasonably requested by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein. Payment of funds to the Company and delivery of the certificates to the Investors shall occur out of escrow in accordance with the conditions set forth above and those contained in the Escrow Agreement referred to in Section 7.2(n).

         Section 2.4 Termination of Investment Obligation. The obligation of the Investors to purchase Put Shares shall terminate permanently (including with respect to a Closing Date that has not yet occurred) in the event that (i) there shall occur any stop order or suspension of the effectiveness of the Registration Statement for an aggregate of twenty (20) Trading Days during the Commitment Period, for any reason other than deferrals or suspensions in accordance with the Registration Rights Agreement as a result of corporate developments subsequent to the Subscription Date that would require such Registration Statement to be amended to reflect such event in order to maintain its compliance with the disclosure requirements of the Securities Act, or (ii) the Company shall at any time fail to comply with the requirements of Article VI below.

         Section 2.5 Warrants. On the Subscription Date, the Company will issue to the Investors: (i) Warrant A's exercisable beginning six months after the Subscription Date and then exercisable any time over the five-year period thereafter, to purchase an aggregate of 25,000 Warrant Shares at the Exercise Price and subject to the provisions contained in the Warrant A; and (ii) Warrant B's exercisable beginning six months after the Subscription Date and then exercisable any time over the five-year period thereafter, to purchase an aggregate of 25,000 Warrant Shares at the Exercise Price and subject to the provisions contained in the Warrant B. The Warrants shall be delivered by the Company to the Escrow Agent, and delivered to the Investors pursuant to the terms of this Agreement and the Escrow Agreement. The Warrant Shares shall be registered for resale pursuant to the Registration Rights Agreement.



                                   ARTICLE III
                   Representations and Warranties of Investors

         Each of the Investors represents and warrants to the Company that:

         Section 3.1 Organization and Authorization. Each of the Investors is duly incorporated or organized and validly existing in the country of its incorporation or organization and have all requisite power and authority to purchase and hold the securities issuable hereunder. The decision to invest and the execution and delivery of this Agreement by each of the Investors, the performance by each of the Investors of its obligations hereunder and the consummation by each of the Investors of the transactions contemplated hereby have been duly authorized and requires no other proceedings on the part of any of the Investors. The undersigned has all right, power and authority to execute and deliver this Agreement on behalf of the Investors. This Agreement has been duly executed and delivered by the Investors and, assuming the execution and delivery hereof and acceptance thereof by the Company, will constitute the legal, valid and binding obligations of each of the Investors, enforceable against each of the Investors in accordance with its terms.

         Section 3.2 Evaluation of Risks. Each of the Investors has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of, and bearing the economic risks entailed by, an investment in the Company and of protecting its interests in connection with this transaction.
It recognizes that its investment in the Company involves a high degree of risk.

         Section 3.3 Independent Counsel. Investors acknowledge that they have been advised to consult with their own attorney regarding legal matters concerning the Company and to consult with its tax advisor regarding the tax consequences of acquiring the securities issuable hereunder.

         Section 3.4 No Registration. The Investors understand that the securities issuable hereunder have not been registered under the Act or any other securities laws but are being offered and sold to it in reliance upon specific exemptions from the registration requirements of Federal and State securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Investors set forth herein in order to determine the applicability of such exemptions and the suitability of Investors to acquire the securities hereunder.

         Section 3.5 Investment Intent. The Investors are entering into this Agreement solely for their own account and the Investors have no present arrangement (whether or not legally binding) at any time to sell the Put Shares to or through any person or entity. Investors understand and agree that they may bear the economic risk of its investment in the securities issuable hereunder for an indefinite period of time.

         Section 3.6 Registration Rights. The parties have entered into a Registration Rights Agreement (Exhibit D).

         Section 3.7 No Advertisements. The Investors are not entering into this Agreement as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or presented at any seminar or meeting.

         Section 3.8 Sophisticated Investor. The Investors are each a sophisticated investor (as described in Rule 506(b)(2)(ii) of Regulation D) and accredited investors (as defined in Rule 501 of Regulation D), and each of the Investors have such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in Common Stock. The Investors acknowledge that an investment in the Common Stock is speculative and involves a high degree of risk.

         Section 3.9 Not an Affiliate. None of the Investors are either an officer, director or "affiliate" (as that term is defined in Rule 405 of the Securities Act) of the Company.



                                   ARTICLE IV
                  Representations and Warranties of the Company

         The Company hereby represents and warrants to, and covenants with, the Investors that the following are true and correct as of the date hereof and as of the Subscription Date:

         Section 4.1 Organization; Qualification. The Company is a corporation duly organized and validly existing under the laws of the State of Florida and is in good standing under such laws. The Company has all requisite corporate power and authority to own, lease and operate its properties and assets, and to carry on its business as presently conducted. The Company is qualified to do business as a foreign corporation in each jurisdiction in which the ownership of its property or the nature of its business requires such qualification, except where failure to so qualify would not have a Material Adverse Effect.

         Section 4.2 Capitalization. The authorized capital stock of the Company consists of 48,000,000 shares of Common Stock, no par value per share, of which 37,704,399 are outstanding, 2,000,000 shares of non-voting Preferred Stock, no par value, of which 450 shares of non-voting Preferred Stock, no par value, have been designated Series B Convertible Preferred Stock (all of which are outstanding), and 108 shares of non-voting Preferred Stock which are designated as Series H Convertible Preferred Stock, all of which are outstanding. All issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable.

         Section 4.3 Authorization. The Company has all requisite corporate right, power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the securities issuable hereunder and the performance of the Company's obligations hereunder have been taken. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy as they may apply to the indemnification provisions set forth in of this Agreement. Upon their issuance and delivery pursuant to this Agreement, the securities will be validly issued, fully paid and nonassessable and will be free of any liens or encumbrances other than those created hereunder or by the actions of the Investors; provided, however, that the securities are subject to restrictions on transfer under state and/or federal securities laws. The issuance and sale of the securities hereunder will not give rise to any preemptive right or right of first refusal or right of participation on behalf of any person.

         Section 4.4 No Conflict. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default, or give rise to a right of termination, cancellation or acceleration of any material obligation or to a loss of a material benefit, under, any provision of the Articles of Incorporation, and any amendments thereto, Bylaws, Stockholders Agreements and any amendments thereto of the Company or any material mortgage, indenture, lease or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree statute, law, ordinance, rule or regulation applicable to the Company, its properties or assets and which would have a Material Adverse Effect.

         Section 4.5 No Undisclosed Liabilities or Events. The Company has no liabilities or obligations other than those disclosed in the Form 10-KSB, Form 10-QSBs, Form 8-K, Proxy Statement and S-1 Registration Statement filed by the Company for a period of at least twelve (12) months immediately preceding this offer (the "Reports"), this Agreement or those incurred in the ordinary course of the Company's business since January 1, 1997, and which individually or in the aggregate, do not or would not have a Material Adverse Effect.

         Section 4.6 No Default. The Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it is or its property is bound, and neither the execution, nor the delivery by the Company, nor the performance by the Company of its obligations under this Agreement or any of the Exhibits or attachments hereto, including the exercise provision of the Warrants, will conflict with or result in the breach or violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of any lien or charge on any assets or properties of the Company under, any material indenture, mortgage, deed of trust or other material agreement applicable to the Company or instrument to which the Company is a party or by which it is bound or any statute or the Memorandum or Articles of the Company, or any decree, judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or its properties, or the Company's listing agreement for its Common Stock, in each case which default, lien or charge is likely to cause a Material Adverse Effect.

         Section 4.7 Absence of Events of Default. Except as set forth in the Reports and this Agreement, no Event of Default, as defined in the respective agreement to which the Company is a party, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (as so defined), has occurred and is continuing, which would have a Material Adverse Effect.

         Section 4.8 Governmental Consent, etc. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the securities hereunder, or the consummation of any other transaction contemplated hereby.

         Section 4.9 Intellectual Property Rights. Except as disclosed in the Reports, the Company, to the best of its knowledge, has sufficient trademarks, trade names, patent rights, copyrights and licenses to conduct its business as presently conducted in the Reports, except where failure to have any such intellectual property would not cause a Material Adverse Effect. To the best of its knowledge, neither the Company, nor its products is infringing or will infringe any trademark, trade name, patent right, copyright, license, trade secret or other similar right of others currently in existence; and there is no claim being made against the Company regarding any trademark, trade name, patent, copyright, license, trade secret or other intellectual property right which could have a Material Adverse Effect.

         Section 4.10 Material Contracts. Except as set forth in the Reports, the agreements to which the Company is a party described in the Reports are valid agreements, in full force and effect the Company is not in material breach or material default under any of such agreements, except where such breach or default would not cause a Material Adverse Effect.

         Section 4.11 Litigation. Except as disclosed in the Reports, there is no action, proceeding or investigation pending, or to the Company's knowledge threatened, against the Company which might result, either individually or in the aggregate, in any material adverse change in the business, prospects, financial conditions or operations of the Company. The Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.

         Section 4.12 Title to Assets. Except as set forth in Reports, the Company has good and marketable title to all properties and material assets described in the Reports as owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Company.

         Section 4.13 Subsidiaries. Except as disclosed in the Reports, the Company does not presently own or control, directly or indirectly, any interest in any other corporation, partnership, association or other business entity.

         Section 4.14 Required Governmental Permits. Except as set forth in the Reports, the Company is in possession of and operating in compliance with all authorizations, licenses, certificates, consents, orders and permits from state, federal and other regulatory authorities which are material to the conduct of its business, all of which are valid and in full force and effect.

         Section 4.15 Listing. The Company will maintain the listing of its Common Stock on the OTC Bulletin Board or other organized United States market or Quotation system. The Company has not received any notice, oral or written, regarding continued listing and, as long as the Common Stock issuable hereunder, the Warrant Shares or Put Shares are outstanding, the Company will take no action, which would impact their continued listing or eligibility of the Company for such listing.

         Section 4.16 Other Outstanding Securities/Financing Restrictions. Other than warrants and options to acquire shares of Common Stock as disclosed in the Reports, there are no other outstanding securities, debt or equity presently convertible into Common Stock. Except as disclosed in the Reports, the Company has no outstanding restricted shares, or shares of Common Stock sold under Regulation S, Regulation D or outstanding under any other exemption from registration, which are available for sale as unrestricted ("free trading") stock.

         Section 4.17 Use of Proceeds. The Company represents that the net proceeds from this offering will be used for working capital purposes and/or general corporate purposes.

         Section 4.18 Further Representations and Warranties of the Company. For so long as any securities issuable hereunder held by the Investors remain outstanding, the Company acknowledges, represents, warrants and agrees that it will use its best efforts to maintain the listing of its Common Stock on the OTC Bulletin Board or other organized United States market or quotron systems.

         Section 4.19 SEC Filings/Full Disclosure. For a period of at least twelve (12) months immediately preceding this offer and sale, none of the Company's filings with the SEC (as they may have been amended or supplemented as provided in the Reports) contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading as of the date of such filing (or in such amendment or supplement, as the case may be). The Company has timely, subject to permitted extensions, filed all requisite forms, reports and exhibits thereto with the SEC.

         Section 4.20 Full Disclosure. There is no fact known to the Company (other than general economic conditions known to the public generally) that has not been disclosed in writing to the Investors that could reasonably be expected to have a Material Adverse Effect.

         Section 4.21 Opinion of Counsel. Each of the Investors shall receive an opinion letter from counsel to the Company prior to each Closing for the Put Shares by the Company to the effect that:

                           (i) The Company is incorporated and validly existing in the jurisdiction of its incorporation. The Company and/or its subsidiaries are duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions where the Company and/or its subsidiaries owns or leases properties, maintains employees or conducts business, except for jurisdictions in which the failure to so qualify would not have a material adverse effect on the Company, and has all requisite corporate power and authority to own its properties and conducts its business.

                           (ii) There is no action, proceeding or investigation pending, or to such counsel's knowledge, threatened against the Company, which might result, either individually or in the aggregate, in any material adverse change in the business or financial condition of the Company.

                           (iii) To counsel's knowledge, the Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.

                           (iv) To counsel's knowledge, there is no action, suit, proceeding or investigation by the Company currently pending.

                           (v) The Common Stock and Warrants which shall be issued at each Put Closing, will be duly authorized and validly issued under the laws of the Company's State of Incorporation.

                           (vi) This Subscription Agreement, the issuance of the Warrants, Common Stock issuable upon exercise of the Warrants, and the Put Shares have been duly approved by all required corporate action and that all such securities, upon delivery, shall be validly issued and outstanding, fully paid and nonassessable

                           (vii) The issuance of the Warrants, Common Stock issuable upon exercise of the Warrants, and the Put Shares will not violate the applicable listing agreement between the Company and any securities exchange or market on which the Company's securities are listed.

                           (viii) Assuming the accuracy of the representation and warranties of the Company and the Investors set forth in this Private Equity Line of Credit Agreement, the offer, issuance and sale of the Warrants, Common Stock issuable upon exercise of the Warrants, and the Put Shares, to be issued upon exercise to the Investors pursuant to this Agreement are exempt from the registration requirements of the Securities Act.

                           (ix) The authorized capital stock of the Company consists of 48,000,000 shares of Common Stock, no par value per share, of which 37,704,399 are outstanding, 2,000,000 shares of non-voting Preferred Stock, no par value, of which 450 shares of non-voting Preferred Stock, no par value, have been designated Series B Convertible Preferred Stock (all of which are outstanding), and 108 shares of non-voting Preferred Stock which are designated as Series H Convertible Preferred Stock, all of which are outstanding. All issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable.

                           (x) The Common Stock is registered pursuant to
         Section 12(b) or Section 12(g) of the Securities Exchange Act of 1934, as amended, and the Company has timely filed all the material required to be filed pursuant to Sections 13(a) or 15(d) of such Act for a period of at least twelve months preceding the date hereof.

                           (xi) The Company has the requisite corporate power and authority to enter into the Agreements and to sell and deliver the Warrants, Common Stock issuable upon exercise of the Warrants, and the Put Shares as described in the Agreements; each of the Agreements has been duly and validly authorized by all necessary corporate action by the Company and to our knowledge, no approval of any governmental or other body is required for the execution and delivery of each of the Agreements by the Company or the consummation of the transactions contemplated thereby; each of the Agreements has been duly and validly executed and delivered by and on behalf of the Company, and is a valid and binding agreement of the Company, enforceable in accordance with its terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors rights generally, and except as to compliance with federal, state and foreign securities laws, as to which no opinion is expressed.

                           (xii) To the best of our knowledge, after due inquiry, the execution, delivery and performance of the Agreements by the Company and the performance of its obligations thereunder do not and will not constitute a breach or violation of any of the terms and provisions of, or constitute a default under or conflict with or violate any provision of (i) the Company's Certificate of Incorporation or By-Laws, (ii) any indenture, mortgage, deed of trust, agreement or other instrument to which the Company is a party or by which it or any of its property is bound, (iii) any applicable statute or regulation,
         (iv) or any judgment, decree or other of any court or governmental body having jurisdiction over the Company or any of its property.

         Section 4.22 Opinion of Counsel. The Company will obtain for each of the Investors, at the Company's expense, any and all opinions of counsel which may be required in order to exercise or sell the securities issuable hereunder.Such draft of opinion of counsel shall be received by the Investors on or before the Subscription Date.

         Section 4.23 Dilution. The Company is aware and acknowledges that the issuance of Common Stock hereunder, and the exercise of the Warrants could cause dilution to existing shareholders and could significantly increase the outstanding number of shares of Common Stock.

         Section 4.24 Employee Relations. The Company is not involved in any labor dispute, nor, to the knowledge of the Company, is any such dispute threatened. None of the Company's employees is a member of a union and the Company believes that its relations with its employees are good.

         Section 4.25 Environmental Laws. To the best of the Company's knowledge, the Company is (i) in compliance with any and all foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants and which the Company know is applicable to them ("Environmental Laws"), (ii) has received all permits, licenses or other approvals required under applicable Environmental Laws to conduct its business, and (iii) is in compliance with all terms and conditions of any such permit, license or approval.

         Section 4.26 Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company is engaged. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires, or obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operation, of the Company.


                                    ARTICLE V
         Representations and Warranties of the Company and the Investors

         Each of the Investors, and the Company represent to the other the following with respect to itself:

         Section 5.1 Authorization/Execution. This Agreement has been duly authorized, validly executed and delivered on behalf of the Company and each of the Investors and is a valid and binding agreement in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

         Section 5.2 Non-contravention. The execution and delivery of this Agreement along with all Exhibits, and the consummation of the issuance of the securities and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by the Company or the Investors of any of the terms or provisions of, or constitute a default under, the articles of incorporation or by-laws of the Company or any of the Investors, or any indenture, mortgage, deed of trust of other material agreement or instrument to which the Company or any Investor is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule or regulation or any applicable decree, judgment or order of any court, Federal or State regulatory body, administrative agency or other governmental body having jurisdiction over the Company or Investors or any of its properties or assets.

         Section 5.3 Approvals. Neither the Company, nor any Investor, is aware of any authorization, approval or consent of any governmental body which is legally required for the issuance and sale of the securities.

         Section 5.4 Indemnification. Each of the Company and the Investors agree to indemnify the other and to hold the other harmless from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys' fees) which the other may sustain or incur in connection with the breach by the indemnifying party of any representation, warranty or covenant made by it in this Agreement.

                                   ARTICLE VI
                            Covenants of the Company

         Section 6.1 Registration Rights. The Company shall cause the Registration Rights Agreement to remain in full force and effect and the Company shall comply in all material respects with the terms thereof.

         Section 6.2 Reservation of Common Stock. As of the date hereof, the Company has authorized and reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy any obligation to issue shares of Common Stock upon exercise of the Warrants , and the Put Shares; such amount of shares of Common Stock to be reserved shall be calculated based upon the minimum Purchase Price and exercise price therefor under the terms of this Agreement, the, and the Warrants respectively. The number of shares of Common Stock so reserved from time to time, as theretofore increased or reduced as hereinafter provided, may be reduced by the number of shares actually delivered hereunder and the number of shares so reserved shall be increased or decreased to reflect potential increases or decreases in the Common Stock that the Company may thereafter be so obligated to issue by reason of adjustments to the Warrants.

         Section 6.3 Listing of Common Stock. The Company hereby agrees to maintain the listing of the Common Stock on a Principal Market, and as soon as practicable (but in any event prior to the commencement of the Commitment Period) to list the Put Shares and the Warrant Shares. The Company further agrees, if the Company applies to have the Common Stock traded on any other Principal Market, it will include in such application the Put Shares and the Warrant Shares, and will take such other action as is necessary or desirable in the opinion of any Investor to cause the Common Stock to be listed on such other Principal Market as promptly as possible. The Company will take all action to continue the listing and trading of its Common Stock on the Principal Market (including, without limitation, maintaining sufficient net tangible assets) and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market.

         Section 6.4 Exchange Act Registration. The Company will cause its Common Stock to continue to be registered under Section 12(b) of the Exchange Act, will comply in all respects with its reporting and filing obligations under the Exchange Act, and will not take any action or file any document (whether or not permitted by Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Act.

         Section 6.5 No Legend. The certificates evidencing the Put Shares to be sold by the Investors shall be free of legends.

         Section 6.6 Corporate Existence. The Company will take all steps necessary to preserve and continue the corporate existence of the Company.

         Section 6.7 Additional SEC Documents. The Company will deliver to each of the Investors, as and when the originals thereof are submitted to the SEC for filing, copies of all SEC Documents so furnished or submitted to the SEC.

         Section 6.8 Notice of Certain Events Affecting Registration; Suspension of Right to Make a Put. The Company will immediately notify each of the Investors upon the occurrence of any of the following events in respect of a registration statement or related prospectus relating to an offering of Registrable Securities; (i) receipt of any request for additional information by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the registration statement or related prospectus; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in the Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate; and the Company will promptly make available to the Investors any such supplement or amendment to the related prospectus. The Company shall not deliver to the Investors any Put Notice during the continuation of any of the foregoing events.

         Section 6.9 Expectations Regarding Put Notices. Within ten (10) days after the commencement of each calendar quarter occurring subsequent to the commencement of the Commitment Period, the Company must notify the Investors, in writing, as to its reasonable expectations as to the dollar amount it intends to raise during such calendar quarter, if any, through the issuance of Put Notices. Such notification shall constitute only the Company's good faith estimate and shall in no way obligate the Company to raise such amount, or any amount, or otherwise limit its ability to deliver Put Notices.

         Section 6.10 Consolidation; Merger. The Company shall not, at any time after the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all of the assets of the Company to, another entity (a "Consolidation Event") unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument the obligation to deliver to the Investors such shares of stock and/or securities as the Investors are entitled to receive pursuant to this Agreement.

         Section 6.11 Issuance of Put Shares and Warrant Shares. The sale of the Put Shares and the issuance of the Warrant Shares pursuant to exercise of the Warrant shall be made in accordance with the provisions and requirements of
Section 4(2) of the Securities Act, or Regulation D and any applicable state securities law. Issuance of the Warrant Shares pursuant to exercise of the Warrant shall be made in accordance with the provisions and requirements under the Securities Act and any applicable state securities law.


                                   ARTICLE VII
            Conditions to Delivery of Puts and Conditions to Closing

         Section 7.1 Conditions Precedent to the Obligation of the Company to Issue and Sell Common Stock. The obligation hereunder of the Company to issue and sell the Put Shares to the Investors (pro rata) incident to each Put Closing is subject to the satisfaction, at or before each such Closing, of each of the conditions set forth below.

      (a) Accuracy of the Investor's Representation and Warranties. The representations and warranties of the Investors shall be true and correct in all material respects as of the date of this Agreement and as of the date of each such Closing as though made at each such time.

      (b) Performance by the Investors. The Investors shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investors at or prior to such Closing.

         Section 7.2 Conditions Precedent to the Right of the Company to Deliver a Put Notice and the Obligation of the Investors to Purchase Put Shares. The right of the Company to deliver a Put Notice and the obligation of the Investors hereunder to acquire and pay for the Put Shares incident to a Closing is subject to the satisfaction, on (i) the date of delivery of such Put Notice and (ii) the applicable Closing Date (each a "Condition Satisfaction Date"), of each of the following conditions:

      (a) Registration of the Common Stock with the SEC. The Company shall have filed with the SEC a Registration Statement with respect to the resale of at least that amount of Registrable Securities contained in the Put Notice in accordance with the terms of the Registration Rights Agreement. As set forth in the Registration Rights Agreement, the Registration Statement shall have previously become effective and shall remain effective on each Condition Satisfaction Date and (i) neither the Company nor the Investors shall have received notice that the SEC has issued or intends to issue a stop order with respect to the Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened to do so (unless the SEC's concerns have been addressed and the Investors are reasonably satisfied that the SEC no longer is considering or intends to take such action), and (ii) no other suspension of the use or withdrawal of the effectiveness of the Registration Statement or related prospectus shall exist. The Registration Statement must have been declared effective by the SEC prior to the first and each subsequent Put Date.

      (b) Authority. The Company shall have obtained all permits and qualifications required by any state for the offer and sale of the Put Shares, or shall have the availability of exemptions therefrom. The sale and issuance of the Put Shares shall be legally permitted by all laws and regulations to which the Company is subject.

      (c) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company shall be true and correct in all material respects as of each Condition Satisfaction Date as though made at each such time (except for representations and warranties specifically made as of a particular date) with respect to all periods, and as to all events and circumstances occurring or existing to and including each Condition Satisfaction Date, except for any conditions which have temporarily caused any representations or warranties herein to be incorrect and which have been corrected with no continuing impairment to the Company or the Investors.

      (d) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement, the Registration Rights Agreement and the Warrant to be performed, satisfied or complied with by the Company at or prior to each Condition Satisfaction Date.

      (e) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits or directly and adversely affects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced that may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement.

      (f) Adverse Changes. Since the Subscription Date, no event that had or is reasonably likely to have a Material Adverse Effect has occurred.

      (g) No Suspension of Trading In or Delisting of Common Stock. The trading of the Common Stock (including, without limitation, the Put Shares) is not suspended by the SEC or the Principal Market, and the Common Stock (including, without limitation, the Put Shares) shall have been approved for listing or quotation on and shall not have been delisted from the Principal Market. The issuance of shares of Common Stock with respect to the applicable Closing, if any, shall not violate the shareholder approval requirements of the Principal Market. The Company shall not have received any notice threatening the listing of the Common Stock on the Principal Market.

      (h) 4.99% Percent Limitation. On each Closing Date, the number of Put Shares then to be purchased by each Investor will not exceed the number of such shares which, when aggregated with all other shares of Common Stock then owned by such Investor beneficially or deemed beneficially owned by such Investor, would result in any Investor owning more than 4.99% of all of such Common Stock as would be outstanding on such Closing Date, as determined in accordance with Rule 13d-3 of the Exchange Act and the regulations promulgated thereunder. For purposes of this Section 7.2(j), in the event that the amount of Common Stock outstanding as determined in accordance with Rule 13d-3 of the Exchange Act and the regulations promulgated thereunder is greater on a Closing Date than on the date upon which the Put Notice associated with such Closing Date is given, the amount of Common Stock outstanding on such Closing Date shall govern for purposes of determining whether any Investor, when aggregating all purchases of Common Stock made pursuant to this Agreement and, if any, Warrant Shares, would own more than 4.99% of the Common Stock following such Closing. Then, in such event, the Company would reduce that number of Put Shares so issuable so that it would not exceed the aforementioned 4.99% limitation. Such Investor shall notify the Company as soon as possible, but in any event within three (3) business days of receiving a Put Notice, if such Investor believes Investor's purchase of the Put Shares specified in the Put Notice would result in any Investor exceeding the 4.99% limitation described above.

      (i) Minimum Bid Price. The Bid Price equals or exceeds the Floor Price during the applicable Valuation Period (as adjusted for stock splits, stock dividends, reverse stock splits, and similar events).

      (j) Minimum Average Trading Volume. The average trading volume for the Common Stock over the previous thirty (30) Trading Days exceeds 25,000 shares per Trading Day.

      (k) No Knowledge. The Company has no knowledge of any event more likely than not to have the effect of causing such Registration Statement to be suspended or otherwise ineffective (which event is more likely than not to occur within the fifteen Trading Days following the Trading Day on which such Notice is deemed delivered).

      (l) Trading Cushion. The Trading Cushion shall have elapsed since the next preceding Put Date.

      (m)Escrow Agreement. The parties hereto shall have entered into a mutually acceptable escrow agreement for the Purchase Prices due hereunder.

      (n) Other. On each Condition Satisfaction Date, the Investors shall have received and been reasonably satisfied with such other certificates and documents as shall have been reasonably requested by any Investor in order for such Investor to confirm the Company's satisfaction of the conditions set forth in this Section 7.2, including, without limitation, a certificate in substantially the form and substance of Exhibit C hereto, executed in either case by an executive officer of the Company and to the effect that all the conditions to such Closing shall have been satisfied as at the date of each such certificate.

                                   ARTICLE VII
         Due Diligence Review; Non-Disclosure of Non-Public Information

         Section 8.1 Due Diligence Review. The Company shall make available for inspection and review by the Investors, advisors to and representatives of the Investors (who may or may not be affiliated with the Investors and who are reasonably acceptable to the Company), any underwriter participating in any disposition of the Registrable Securities on behalf of the Investors pursuant to the Registration Statement, any such registration statement or amendment or supplement thereto or any blue sky, NASD or other filing, all financial and other records, all SEC Documents and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such information reasonably requested by the Investors or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investors and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

         Section 8.2  Non-Disclosure of Non-Public Information

         (a) The Company shall not disclose non-public information to the Investors, advisors to or representatives of the Investors (including, without limitation, in connection with the giving of the Adjustment Period Notice pursuant to Section 2.4) unless prior to disclosure of such information the Company identifies such information as being non-public information and provides the Investors, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. The Company may, as a condition to disclosing any non-public information hereunder, require the Investor's advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to the Company and the Investors.

         (b) Nothing herein shall require the Company to disclose non-public information to the Investors or their advisors or representatives, and the Company represents that it does not disseminate non-public information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts, provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, immediately notify the advisors and representatives of the Investors and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein, in light of the circumstances in which they were made, not misleading. Nothing contained in this Section 8.2 shall be construed to mean that such persons or entities other than the Investors (without the written consent of the Investors prior to disclosure of such information) may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that based on such due diligence by such persons or entities, that the Registration Statement contains an untrue statement of a material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.


                                   ARTICLE IX
                           Choice of Law/Jurisdiction

                  Section 9.1 Choice of Law; Venue; Jurisdiction. This Agreement will be construed and enforced in accordance with and governed by the laws of the State of Florida, except for matters arising under the Act, without reference to principles of conflicts of law. The party who initiates legal action shall choose the jurisdiction of the federal courts in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party waives its right to a trial by jury. Each party hereby agrees that if another party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.


                                    ARTICLE X
                             Assignment; Termination

         Section 10.1 Assignment. Neither this Agreement nor any rights of the Investors or the Company hereunder may be assigned by either party to any other person. Notwithstanding the foregoing, (a) the provisions of this Agreement shall inure to the benefit of, and be enforceable by, any transferee of any of the Common Stock purchased or acquired by the Investors hereunder with respect to the Common Stock held by such person, and (b) upon the prior written consent of the Company, which consent shall not unreasonably be withheld, the Investors interest in this Agreement may be assigned at any time, in whole or in part, to any other person or entity (including any affiliate of the Investors) who agrees to make the representations and warranties contained in Article III and who agrees to be bound by the covenants of Article V.

         Section 10.2 Termination. This Agreement shall terminate five and one-half (5-1/2) years after the Subscription Date; provided, however, that the provisions of Articles I, III, IV, V, VI, VII, VIII, IX, X, XI, and XII shall survive the termination of this Agreement.

                                   ARTICLE XI
                                     Notices

      Section 11.1 Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b)on the second business day following the date of mailing by reputable courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.
The addresses for such communications shall be:

         If to the Company:

                           Imaging Diagnostic Systems, Inc.
                           6531 NW 18th Court
                           Plantation, FL  33313
                Attention: Linda Grable
                           Facsimile: (954) 581-0555
                           Telephone: (800) 992-9008


         If to the Investors, at the address listed on Schedule A.

         Either party hereto may from time to time change its address or facsimile number for notices under this Section 11.1 by giving at least ten (10) days' prior written notice of such changed address or facsimile number to the other party hereto.

                                   ARTICLE XII
                                  Miscellaneous

         Section 12.1 Counterparts/Facsimile/Amendments. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. Except as otherwise stated herein, in lieu of the original documents, a facsimile transmission or copy of the original documents shall be as effective and enforceable as the original. This Agreement may be amended only by a writing executed by all parties.

         Section 12.2 Entire Agreement. This Agreement, the Exhibits or Attachments hereto, which include, but are not limited to the Warrants, the Escrow Agreement, and the Registration Rights Agreement set forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. The terms and conditions of all Exhibits and Attachments to this Agreement are incorporated herein by this reference and shall constitute part of this Agreement as is fully set forth herein.

         Section 12.3 Survival; Severability. The representations, warranties, covenants and agreements of the parties hereto shall survive each Closing hereunder. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Agreement to any party.

         Section 12.4 Title and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         Section 12.5 Reporting Entity for the Common Stock. The reporting entity relied upon for the determination of the trading price or trading volume of the Common Stock on any given Trading Day for the purposes of this Agreement shall be Bloomberg, L.P. or any successor thereto. The written mutual consent of the Investors and the Company shall be required to employ any other reporting entity.

         Section 12.6 Replacement of Certificates. Upon (i) receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of a certificate representing the Warrants, Warrant Shares, or Put Shares, and (ii) in the case of any such loss, theft or destruction of such certificate, upon delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or (iii) in the case of any such mutilation, on surrender and cancellation of such certificate, the Company at its expense will execute and deliver, in lieu thereof, a new certificate of like tenor.

         Section 12.7 Fees and Expenses. Each of the parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby, except that the Company shall pay (a) on the Subscription Date, to Goldstein, Goldstein & Reis, LLP fifty thousand (50,000) shares of Common Stock that will be registered at the same time as the Put Shares, and (b) on the Closing Date of each Put (i) one (1%) percent of the proceeds in cash to Goldstein, Goldstein & Reis, LLP for legal, administrative, and escrow agent fees, and (ii) six (6%) percent of the gross proceeds of each Put in cash to the Placement Agent, payable in the form of Common Stock that will be registered at the same time as the Put Shares. In addition, the Placement Agent shall receive, on a pro rata basis as the Equity Line of Credit is drawn upon, (a) a Warrant A to purchase up to fifty thousand (50,000) shares of Common Stock upon the same terms as the Warrant A issued to the Investors pursuant to this Agreement (which Warrant Shares will be registered at the same time as the Put Shares), and (b) eighty thousand (80,000) shares of Common Stock that will be registered at the same time as the Put Shares.

         Section 12.8 Confidentiality. If for any reason the transactions contemplated by this Agreement are not consummated, each of the parties hereto shall keep confidential any information obtained from any other party (except information publicly available or in such party's domain prior to the date hereof, and except as required by court order) and shall promptly return to the other parties all schedules, documents, instruments, work papers or other written information, without retaining copies thereof, previously furnished by it as a result of this Agreement or in connection herewith.

         IN WITNESS WHEREOF, the parties hereto have caused this Private Equity Line of Credit Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

Agreed to and Accepted as of the
  day of October, 1998

IMAGING DIAGNOSTIC SYSTEMS, INC.


By____________________________
      Linda B. Grable, President


                                              AUSTOST ANSTALT SCHAAN,
                                              Investor


                                              By___________________________
                                                Name:
                                                Title:


                                              BALMORE FUNDS S.A.,
                                              Investor


                                              By___________________________
                                                Name:
                                                Title:

                                              SETTONDOWN CAPITAL INTER-
                                              NATIONAL, LTD.
                                              Placement Agent



                                              By___________________________
                                                Anthony L.M. Inder Riden

                                   SCHEDULE A

                                List of Investors
                                -----------------


1.    AUSTOST ANSTALT SCHAAN
         733 Fuerstentum
      Lichenstein Landstrasse 163
         Telephone:   011 431.53.453.2951
         Facsimile:   011 431.53.453.2895
         Attention:   Thomas Hackl


      Percentage of Put Amount:      %
         No. of shares of Common Stock
                  underlying Warrant A:
         No. of shares of Common Stock
                  underlying Warrant B:


2.    BALMORE FUNDS S.A.
         Trident Chambers
         P.O. Box 146
         Roadstown, Tortola, BVI
         Telephone:   011-411-71-201-6262
         Facsimile:   011-441-71-201-4800
         Attention:   Francois Morax
         Percentage of Put Amount:      %

         No. of shares of Common Stock
                  underlying Warrant A:
         No. of shares of Common Stock
                  underlying Warrant B:

                                                                     EXHIBIT C


                        PUT NOTICE/COMPLIANCE CERTIFICATE
                        Imaging Diagnostic Systems, Inc.

The undersigned, Linda Grable, hereby certifies, with respect to shares of common stock of Imaging Diagnostic Systems, Inc. (the "Company") issuable in connection with this Put Notice and Compliance Certificate dated _____________ (the "Notice"), delivered pursuant to Article II of the Equity Private Line Of Credit Agreement (the "Agreement"), as follows:

1. The undersigned is the duly elected President of the Company.

2. The representations and warranties of the Company set forth in the Agreement dated as of ________, are true and correct in all material respects as though made on and as of the date hereof.

3. The Company has performed in all material respects all covenants and agreements to be performed by the Company on or prior to the Closing Date related to the Notice and has complied in all material respects with all obligations and conditions contained in the Agreement.

4. The Investment Amount is $____________.


The undersigned has executed this Certificate this ____ day of ________, 199_.



                                              Imaging Diagnostic Systems, Inc.


                                               By_____________________________
                                                 Linda Grable, President

                                                                   EXHIBIT D

                                           REGISTRATION RIGHTS AGREEMENT


                  THIS REGISTRATION RIGHTS AGREEMENT, dated the __ day of October, 1998, between the entities listed on Schedule A attached hereto (referred to as a "Purchaser" or "Purchasers"), SETTONDOWN CAPITAL INTERNATIONAL LTD. (the "Placement Agent" together with the Purchasers is also hereinafter referred to as the "Holder") located at Charlotte House, Charlotte Street, P.O. Box N. 9204, Nassau, Bahamas, a corporation organized under the laws of Bahamas, GOLDSTEIN, GOLDSTEIN & REIS, LLP ("GGR" and together with the Purchasers and the Placement Agent also referred to as a "Holder") and IMAGING DIAGNOSTIC SYSTEMS, INC., a corporation incorporated under the laws of the state of Florida, and having its principle place of business at 6531 NW 18th Court, Plantation, Florida 33313, (the "Company").

                  WHEREAS, simultaneously with the execution and delivery of this Agreement, the Purchasers are purchasing from the Company, pursuant to a Private Equity Line of Credit Agreement dated the date hereof (the "Equity Line Agreement"), (i) an aggregate of up to Fifteen Million ($15,000,000) Dollars principal amount of shares of Common Stock, (ii) a Warrant A to purchase twenty five thousand (25,000) shares of the Company's Common Stock, and (iii) a Warrant B to purchase twenty five thousand (25,000) shares of the Company's Common Stock. All capitalized terms not hereinafter defined shall have that meaning assigned to them in the Equity Line Agreement; and

                  WHEREAS, the Company has agreed to pay to the Placement Agent for services rendered, 6% of the gross proceeds of each Put, payable in the form of Common Stock that will be registered at the same time as the Put Shares. In addition, the Placement Agent shall receive, on a pro rata basis as the Equity Line of Credit is drawn upon, (a) a Warrant A to purchase up to fifty thousand (50,000)) shares of Common Stock upon the same terms as the Warrant A issued to the Purchasers pursuant to the Equity Line Of Credit Agreement (whose Warrant Shares will be registered at the same time as the Put Shares), and (b) eighty thousand (80,000) shares of Common Stock which be registered at the same time as the Put Shares; and

                  WHEREAS, the Company has agreed to pay to GGR for services rendered, fifty thousand (50,000) shares of Common Stock ("GGR Shares") to be registered at the same time as the Put Shares; and

                  WHEREAS, the Company desires to grant to the Holders the registration rights set forth herein with respect to the Put Shares, the Common Stock and Warrant Shares to be issued to the Placement Agent, and the shares of Common Stock underlying Warrants (hereinafter referred to as the "Stock" or "Securities" of the Company).

                  NOW, THEREFORE, the parties hereto mutually agree as follows:

                  Section 1. Registrable Securities. As used herein the term "Registrable Security" means the Securities; provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination, (i) it has been effectively registered under the Securities Act of 1933, as amended (the "1933 Act") and disposed of pursuant thereto, (ii) registration under the 1933 Act is no longer required for the immediate public distribution of such security as a result of the provisions of Rule 144 promulgated under the 1933 Act, or (iii) it has ceased to be outstanding. The term "Registrable Securities" means any and/or all of the securities falling within the foregoing definition of a "Registrable Security." In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Section 1.

           Section 2. Restrictions on Transfer. The Holders acknowledge and understand that prior to the registration of the Securities as provided herein, the Securities are "restricted securities" as defined in Rule 144 promulgated under the Act. The Holders understand that no disposition or transfer of the

Securities may be made by Holders in the absence of (i) an opinion of counsel to the Holders that such transfer may be made without registration under the 1933 Act or (ii) such registration.

           Section 3.  Registration Rights.

                (a) The Company agrees that it will prepare and file and cause to become effective with the Securities and Exchange Commission ("Commission") an amendment (the "Amendment") to the Form S-2 registration statement (which was filed by the Company on _____) at the sole expense of the Company (except as provided in Section 3(c) hereof), registering the GGR Shares and the shares of Common Stock underlying the Warrants issued to the Purchasers on the Subscription Date, in respect of GGR and the Purchasers. The Company also agrees that, prior to each Put Closing it will prepare and file and cause to become effective with the Commission , a registration statement (on Form S-2, or other appropriate registration statement) under the 1933 Act (the "Registration Statement"), at the sole expense of the Company (except as provided in Section 3(c) hereof), registering that amount of Common Stock, and the Common Stock underlying the Warrants, associated with that Put Closing, in respect of all holders of Registrable Securities, so as to permit a public offering and sale of the Registrable Securities associated with the Put Closings, under the Act.

                (b) The Company will maintain the Registration Statement or post-effective amendment filed under this Section 3 hereof current under the 1933 Act until the earlier of (i) the date that all of the Registrable Securities have been sold pursuant to the Registration Statement, (ii) the date the holders thereof receive an opinion of counsel that the Registrable Securities may be sold under the provisions of Rule 144 or (iii) five and one half years after the date the applicable Registration Statement is filed. The Company will maintain the Amendment or post-effective amendment filed under this
Section 3 hereof current under the 1933 Act until the earlier of (i) the date that all of the GGR Shares and the shares of Common Stock underlying the Warrants issued to the Purchasers on the Subscription Date have been sold by such people pursuant to the Amendment, (ii) the date the holders thereof receive an opinion of counsel that the GGR Shares and the shares of Common Stock underlying the Warrants issued to the Purchasers on the Subscription Date may be sold under the provisions of Rule 144 or (iii) five and one half years after the Subscription Date.

                (c) All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Amendment and the Registration Statement under subparagraph 3(a) and in complying with applicable securities and Blue Sky laws (including, without limitation, all attorneys' fees) shall be borne by the Company. The Holders shall bear the cost of underwriting discounts and commissions, if any, applicable to the Registrable Securities being registered and the fees and expenses of its counsel. The Company shall qualify any of the securities for sale in such states as such Holder reasonably designates and shall furnish indemnification in the manner provided in Section 6 hereof. However, the Company shall not be required to qualify in any state which will require an escrow or other restriction relating to the Company and/or the sellers. The Company at its expense will supply the Holders with copies of the Registration Statement and the prospectus or offering circular included therein and other related documents in such quantities as may be reasonably requested by the Holders.

                (d) The Company shall not be required by this Section 3 to include a Holder's Registrable Securities or GGR Shares and the shares of Common Stock underlying the Warrants issued to the Purchasers on the Subscription Date in any Amendment or Registration Statement which is to be filed if, in the opinion of counsel for both the Holders and the Company (or, should they not agree, in the opinion of another counsel experienced in securities law matters acceptable to counsel for the Holders and the Company) the proposed offering or other transfer as to which such registration is requested is exempt from applicable federal and state securities laws and would result in all purchasers or transferees obtaining securities which are not "restricted securities", as defined in Rule 144 under the 1933 Act.

                (e) No provision contained herein shall preclude the Company from selling securities pursuant to any Registration Statement in which it is required to include Registrable Securities pursuant to this Section 3.

                (f) The Company agrees that it will declare the Amendment and/or the Registration Statement effective within five business days after being notified by the Commission that it may do so.

                (e) In the event the Amendment to be filed by the Company pursuant to Section 3(a) above is not filed with the Commission within fifteen
(15) days from the Subscription Date and/or the Amendment is not declared effective by the Commission within forty five (45) days from the Subscription Date, then the Company will pay GGR and the Purchasers (pro rated on a daily basis), as liquidated damages for such failure and not as a penalty, two (2%) percent of the purchase price of the then outstanding Securities for every thirty (30) day period until the Amendment has been filed and/or declared effective. Such payment of the liquidated damages shall be made to the GGR and the Purchasers in cash, immediately upon demand, provided, however, that the payment of such liquidated damages shall not relieve the Company from its obligations to register the Securities pursuant to this Section.

                  If the Company does not remit the damages as set forth above, the Company will pay the reasonable costs of collection, including attorneys fees, in addition to the liquidated damages. The registration of the Securities pursuant to this provision shall not affect or limit other rights or remedies of GGR and the Purchasers as set forth in this Agreement.


           Section 4. Cooperation with Company. The Holders will cooperate with the Company in all respects in connection with this Agreement, including timely supplying all information reasonably requested by the Company and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities, the GGR Shares and the shares of Common Stock underlying the Warrants issued to the Purchasers on the Subscription Date.

           Section 5. Registration Procedures. If and whenever the Company is required by any of the provisions of this Agreement to effect the registration of any of the Registrable Securities or the GGR Shares and the shares of Common Stock underlying the Warrants issued to the Purchasers on the Subscription Date under the Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible:

                (a) prepare and file with the Commission such amendments and supplements to the Amendment and/or Registration Statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the holder of such securities shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sales of securities from time to time in connection with a registration statement pursuant to Rule 415 promulgated under the Act);

                (b) furnish to each Holder such numbers of copies of a summary prospectus or other prospectus, including a preliminary prospectus or any amendment or supplement to any prospectus, in conformity with the requirements of the Act, and such other documents, as such Holder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such Holder;

                (c) use its best effort to register and qualify the securities covered by the Amendment and Registration Statement under such other securities or blue sky laws of such jurisdictions as the Holders shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable each Holder to consummate the public sale or other disposition in such jurisdiction of the securities owned by such Holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;

                (d) list such securities on the NASDAQ Small Cap Stock Market or other national securities exchange on which any securities of the Company are then listed, if the listing of such securities is then permitted under the rules of such exchange or NASDAQ;

                (e) enter into and perform its obligations under an underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering;

                (f) notify each holder of Registrable Securities covered by the Registration Statement and GGR and the holder of the shares of Common Stock underlying the Warrants issued to the Purchasers on the Subscription Date, at any time when a prospectus relating thereto covered by the Amendment or the Registration Statement is required to be delivered under the Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in the Amendment or Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

           Section 6. Information by Holder. Each holder of Registrable Securities, GGR Shares and the shares of Common Stock underlying the Warrants issued to the Purchasers on the Subscription Date, included in any registration shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 6.

           Section 7. Assignment. The rights granted the Holders under this Agreement shall not be assigned without the written consent of the Company, which consent shall not be unreasonably withheld. This Agreement is binding upon and inures to the benefit of the parties hereto and their respective heirs, successors and permitted assigns.

           Section 8. Termination of Registration Rights. The rights granted pursuant to this Agreement shall terminate as to each Holder (and permitted transferee under Section 7 above) upon the occurrence of any of the following:

                (a) all such Holder's securities subject to this Agreement have been registered;

                (b) all of such Holder's securities subject to this Agreement may be sold without such registration pursuant to Rule 144 promulgated by the SEC pursuant to the Securities Act;

                (c) all of such Holder's securities subject to this Agreement can be sold pursuant to Rule 144(k); or

                (d) five and one half years from the issuance of the Registrable Securities, GGR Shares, and the shares of Common Stock underlying the Warrants issued to the Purchasers on the Subscription Date.

           Section 9.  Indemnification.

                (a) In the event of the filing of any Registration Statement with respect to Registrable Securities, or any Amendment with respect to the GGR Shares and the shares of Common Stock underlying the Warrants issued to the Purchasers on the Subscription Date pursuant to Section 3 hereof, the Company agrees to indemnify and hold harmless the Holders and each officer, director of the Holders, and each person, if any, who controls the Holders within the meaning of the Securities Act ("Distributing Holders") against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees), to which the Distributing Holders may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such Registration Statement, or any related preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by the Distributing Holders, specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                (b) Each Distributing Holder agrees that it will indemnify and hold harmless the Company, and each officer, director of the Company or person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees) to which the Company or any such officer, director or controlling person may become subject under the Securities Act or otherwise, insofar as such losses claims, damages or liabilities (or actions in respect thereof; arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a Registration Statement requested by such Distributing Holder, or any related preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by such Distributing Holder, specifically for use in the preparation thereof and, provided further, that the indemnity agreement contained in this Section 9(b) shall not inure to the benefit of the Company with respect to any person asserting such loss, claim, damage or liability who purchased the Registrable Securities which are the subject thereof if the Company failed to send or give (in violation of the Securities Act or the rules and regulations promulgated thereunder) a copy of the prospectus contained in such Registration Statement to such person at or prior to the written confirmation to such person of the sale of such Registrable Securities, where the Company was obligated to do so under the Securities Act or the rules and regulations promulgated thereunder. This indemnity agreement will be in addition to any liability which the Distributing Holders may otherwise have.

                (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than as to the particular item as to which indemnification is then being sought solely pursuant to this Section. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that if the indemnified party is the Distributing Holder, the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any impleaded parties) include both the Distributing Holder and the indemnifying party and the Distributing Holder shall have been advised by such counsel that there may be one or more legal defenses available to the indemnifying party different from or in conflict with any legal defenses which may be available to the Distributing Holder (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the Distributing Holder, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the Distributing Holder, which firm shall be designated in writing by the Distributing Holder). No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld.

           Section 10. Contribution. In order to provide for just and equitable contribution under the Securities Act in any case in which (i) the Distributing Holder makes a claim for indemnification pursuant to Section 9 hereof but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of Section 9 hereof provide for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any Distributing Holder, then the Company and the applicable Distributing Holder shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the applicable Distributing Holder, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Distributing Holder agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

           Section 11. Notices. Any notice pursuant to this Agreement by the Company or by the Holders shall be in writing and shall be deemed to have been duly given if delivered by (i) hand, (ii) by facsimile and followed by mail delivery or (iii) if mailed by certified mail, return receipt requested, postage prepaid, addressed as follows:

                (a) If to the Holders, to its, his or her address set forth on the signature page of this Agreement, with a copy to the person designated in the Agreement.

                (b) If to the Company, at the address set forth herein, or to such other address as any such party may designate by notice to the other party. Notices shall be deemed given at the time they are delivered personally or five
(5) days after they are mailed in the manner set forth above. If notice is delivered by facsimile to the Company and followed by mail, delivery shall be deemed given two (2) days after such facsimile is sent.

           Section 12. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

           Section 13. Headings. The headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

           Section 14. Jurisdiction. This Agreement will be construed and enforced in accordance with and governed by the laws of the State of Florida, except for matters arising under the Act, without reference to principles of conflicts of law. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the State of Florida in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

           Section 15. Severability. If any provision of this Agreement shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof and this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

                  [Remainder of Page Intentionally Left Blank]

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed, on the day and year first above written.


Attest:                                       IMAGING DIAGNOSTIC SYSTEMS, INC.


By:_________________________                  By:____________________________
      Name:                                         Name:
      Title:                                        Title:


                                              SETTONDOWN CAPITAL INTER-
                                              NATIONAL LTD.


                                              By_____________________________
                                              GOLDSTEIN, GOLDSTEIN & REIS, LLP



                                              By_____________________________




                                              By______________________________




                                              By______________________________

                                                                      EXHIBIT E

THIS WARRANT HAS NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS WARRANT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.


                         COMMON STOCK PURCHASE WARRANT A

                  To Purchase ______ Shares of Common Stock of

                        IMAGING DIAGNOSTIC SYSTEMS, INC.


           THIS CERTIFIES that, for value received, _________ (the "Investor"), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after October , 1999 (the "Exercise Commencement Date"), and on or prior to October , 2004 (the "Termination Date") but not thereafter, to subscribe for and purchase from IMAGING DIAGNOSTIC SYSTEMS, INC., a Florida corporation (the "Company"), _________ (______) shares of Common Stock (the "Warrant Shares"). The purchase price of one share of Common Stock (the "Exercise Price") under this Warrant shall be equal to $1.00. The Exercise Price and the number of shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. This Warrant is being issued in connection with the Private Equity Line of Credit Agreement dated as of October , 1998, in the aggregate amount of Fifteen Million ($15,000,000) Dollars (the "Agreement") between the Company and Investor and is subject to its terms. In the event of any conflict between the terms of this Warrant and the Agreement, the Agreement shall control.

           1. Title of Warrant. Prior to the expiration hereof and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

           2. Authorization of Shares. The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

           3. Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made at any time or times, in whole or in part, after the Exercise Commencement Date and before the close of business on the Termination Date, or such earlier date on which this Warrant may terminate as provided in paragraph 11 below, by the surrender of this Warrant and the Subscription Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased; whereupon the holder of this Warrant shall be entitled to receive a certificate for the number of shares of Common Stock so purchased. Certificates for shares purchased hereunder shall be delivered to the holder hereof within five business days after the date on which this Warrant shall have been exercised as aforesaid. Payment of the Exercise Price of the shares may be by certified check or cashier's check or by wire transfer to an account designated by the Company in an amount equal to the Exercise Price multiplied by the number of shares being purchased.

           4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.

           5. Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof; and provided further, that upon any transfer involved in the issuance or delivery of any certificates for shares of Common Stock, the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

           6. Closing of Books. The Company will at no time close its shareholder books or records in any manner which interferes with the timely exercise of this Warrant.

           7. No Rights as Shareholder until Exercise. This Warrant does not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise thereof. If, however, at the time of the surrender of this Warrant and purchase the holder hereof shall be entitled to exercise this Warrant, the shares so purchased shall be and be deemed to be issued to such holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised.

           8. Assignment and Transfer of Warrant. This Warrant may be assigned by the surrender of this Warrant and the Assignment Form annexed hereto duly executed at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company); provided, however, that this Warrant may not be resold or otherwise transferred except (i) in a transaction registered under the Securities Act, or (ii) in a transaction pursuant to an exemption, if available, from such registration

           9. Loss, Theft, Destruction or Mutilation of Warrant. The Company represents and warrants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant or stock certificate, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of this Warrant or stock certificate.

           10. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

           11.  Effect of Certain Events.

           (a) If at any time the Company proposes (i) to sell or otherwise convey all or substantially all of its assets or (ii) to effect a transaction (by merger or otherwise) in which more than 50% of the voting power of the Company is disposed of (collectively, a "Sale or Merger Transaction"), in which the consideration to be received by the Company or its shareholders consists solely of cash, the Company shall give the holder of this Warrant thirty (30) days' notice of the proposed effective date of the transaction specifying that the Warrant shall terminate if the Warrant has not been exercised by the effective date of the transaction.

           (b) In case the Company shall at any time effect a Sale or Merger Transaction in which the consideration to be received by the Company or its shareholders consists in part of consideration other than cash, the holder of this Warrant shall have the right thereafter to purchase, by exercise of this Warrant and payment of the aggregate Exercise Price in effect immediately prior to such action, the kind and amount of shares and other securities and property which it would have owned or have been entitled to receive after the happening of such transaction had this Warrant been exercised immediately prior thereto.

           (c) Registration. The Company agrees to register the shares of Common Stock underlying this Warrant pursuant to the terms of the Agreement and the Registration Rights Agreement dated October _____, 1998. In addition to the foregoing, the Holder of this Warrant shall have the right to include all of the shares of Common Stock underlying this Warrant (the "Registrable Securities") as part of any registration of securities filed by the Company (other than in connection with a transaction contemplated by Rule 145(a) promulgated under the Act or pursuant to Form S-8) and must be notified in writing of such filing. Holder shall have five (5) business days to notify the Company in writing as to whether the Company is to include Holder or not include Holder as part of the registration; provided, however, that if any registration pursuant to this Section shall be underwritten, in whole or in part, the Company may require that the Registrable Securities requested for inclusion pursuant to this Section be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If in the good faith judgment of the underwriter evidenced in writing of such offering only a limited number of Registrable Securities should be included in such offering, or no such shares should be included, the Holder, and all other selling stockholders, shall be limited to registering such proportion of their respective shares as shall equal the proportion that the number of shares of selling stockholders permitted to be registered by the underwriter in such offering bears to the total number of all shares then held by all selling stockholders desiring to participate in such offering. Those Registrable Securities which are excluded from an underwritten offering pursuant to the foregoing provisions of this Section (and all other Registrable Securities held by the selling stockholders) shall be withheld from the market by the Holders thereof for a period, not to exceed one hundred eighty
(180) days, which the underwriter may reasonably determine is necessary in order to effect such underwritten offering.

           12. Adjustments of Exercise Price and Number of Warrant Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following.

           In case the Company shall (i) declare or pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock,
(iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the holder of this Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

           13. Voluntary Adjustment by the Company. The Company may at its warrant, at any time during the term of this Warrant, reduce the then current Exchange Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

           14. Notice of Adjustment. Whenever the number of Warrant shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, to the holder of this Warrant notice of such adjustment or adjustments setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth computation by which such adjustment was made. Such notice, in absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

           15. Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common

Stock upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of the Company's Common Stock upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the OTC Bulletin Board or any domestic securities exchange upon which the Common Stock may be listed.

           16. Call. The Company has the right to "call" any portion of this Warrant for exercise, for any portion of this Warrant which has not been then exercised, by sending written notice to the holder, upon the satisfaction of the following conditions: (i) closing bid price of the Common Stock (as reported by Bloomberg, L.P.) is at least $1.50 per share for twenty (20) consecutive trading days, and (ii) the registration statement filed by the Company covering the shares of Common Stock underlying this Warrant has been declared effective by the Securities and Exchange Commission, and must remain in effect at the time of the call by the Company.

           17.  Miscellaneous.

           (a) Issue Date; Jurisdiction. The provisions of this Warrant shall be construed and shall be given effect in all respects as if it had been issued and delivered by the Company on the date hereof. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of Florida and for all purposes shall be construed in accordance with and governed by the laws of said state without regard to its conflict of law, principles or rules. The party who initiates legal action shall choose the jurisdiction of the federal courts in connection with any dispute arising under this Warrant and hereby waives, to the maximum permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party waives its right to a trial by jury.

           (b) Restrictions. The holder hereof acknowledges that the Common Stock acquired upon the exercise of this Warrant, if not registered, may have restrictions upon its resale imposed by state and federal securities laws.

           (c) Modification and Waiver. This Warrant and any provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

           (d) Notices. Any notice, request or other document required or permitted to be given or delivered to the holders hereof of the Company shall be delivered or shall be sent by certified or registered mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address set forth in the Agreement.




                  [Remainder of page intentionally left blank]

           IN WITNESS WHEREOF, the Company has caused this Warrant A to be executed by its officers thereunto duly authorized.

Dated:  October __, 1998



 .                               IMAGING DIAGNOSTIC SYSTEMS, INC.



                                By______________________________
                                     Linda B.  Grable, President

                               NOTICE OF EXERCISE
                               ------------------



To:   IMAGING DIAGNOSTIC SYSTEMS, INC.


           (1) The undersigned hereby elects to purchase ________ shares of Common Stock of IMAGING DIAGNOSTIC SYSTEMS, INC. pursuant to the terms of the attached Warrant A, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

           (2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                -------------------------------
                (Name)

                -------------------------------
                (Address)
                -------------------------------




Dated:________________________


                                     ------------------------------
                                     Signature

                                 ASSIGNMENT FORM
                                 ---------------

                   (To assign the foregoing Warrant A, execute
                   this form and supply required information.
                        Do not use this form to purchase
                            shares of Common Stock.)



           FOR VALUE RECEIVED, the foregoing Warrant A and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

---------------------------------------------------------------.



---------------------------------------------------------------

                                     Dated: ________________________

                Holder's Signature:  _______________________________

                Holder's Address:    _______________________________

                                     _______________________________



Signature Guaranteed:  ___________________________________________




NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant A, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant A.

                                                                  EXHIBIT F

THIS WARRANT HAS NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS WARRANT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.


                         COMMON STOCK PURCHASE WARRANT B

                  To Purchase ______ Shares of Common Stock of

                        IMAGING DIAGNOSTIC SYSTEMS, INC.


           THIS CERTIFIES that, for value received, _________ (the "Investor"), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after April , 1999 (the "Exercise Commencement Date"), and on or prior to April , 2004 (the "Termination Date") but not thereafter, to subscribe for and purchase from IMAGING DIAGNOSTIC SYSTEMS, INC., a Florida corporation (the "Company"), _________ (______) shares of Common Stock (the "Warrant Shares"). The purchase price of one share of Common Stock (the "Exercise Price") under this Warrant shall be equal to $1.50. The Exercise Price and the number of shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. This Warrant is being issued in connection with the Private Equity Line Of Credit Agreement dated as of October ___, 1998, in the aggregate amount of Fifteen Million ($15,000,000) Dollars (the "Agreement") between the Company and Investor and is subject to its terms. In the event of any conflict between the terms of this Warrant and the Agreement, the Agreement shall control.

           1. Title of Warrant. Prior to the expiration hereof and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

           2. Authorization of Shares. The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

           3. Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made at any time or times, in whole or in part, after the Exercise Commencement Date and before the close of business on the Termination Date, or such earlier date on which this Warrant may terminate as provided in paragraph 11 below, by the surrender of this Warrant and the Subscription Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased; whereupon the holder of this Warrant shall be entitled to receive a certificate for the number of shares of Common Stock so purchased. Certificates for shares purchased hereunder shall be delivered to the holder hereof within five business days after the date on which this Warrant shall have been exercised as aforesaid. Payment of the Exercise Price of the shares may be by certified check or cashier's check or by wire transfer to an account designated by the Company in an amount equal to the Exercise Price multiplied by the number of shares being purchased.

           4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.

           5. Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof; and provided further, that upon any transfer involved in the issuance or delivery of any certificates for shares of Common Stock, the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

           6. Closing of Books. The Company will at no time close its shareholder books or records in any manner which interferes with the timely exercise of this Warrant.

           7. No Rights as Shareholder until Exercise. This Warrant does not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise thereof. If, however, at the time of the surrender of this Warrant and purchase the holder hereof shall be entitled to exercise this Warrant, the shares so purchased shall be and be deemed to be issued to such holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised.

           8. Assignment and Transfer of Warrant. This Warrant may be assigned by the surrender of this Warrant and the Assignment Form annexed hereto duly executed at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company); provided, however, that this Warrant may not be resold or otherwise transferred except (i) in a transaction registered under the Securities Act, or (ii) in a transaction pursuant to an exemption, if available, from such registration

           9. Loss, Theft, Destruction or Mutilation of Warrant. The Company represents and warrants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant or stock certificate, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of this Warrant or stock certificate.

           10. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

           11.  Effect of Certain Events.

           (a) If at any time the Company proposes (i) to sell or otherwise convey all or substantially all of its assets or (ii) to effect a transaction (by merger or otherwise) in which more than 50% of the voting power of the Company is disposed of (collectively, a "Sale or Merger Transaction"), in which the consideration to be received by the Company or its shareholders consists solely of cash, the Company shall give the holder of this Warrant thirty (30) days' notice of the proposed effective date of the transaction specifying that the Warrant shall terminate if the Warrant has not been exercised by the effective date of the transaction.

           (b) In case the Company shall at any time effect a Sale or Merger Transaction in which the consideration to be received by the Company or its shareholders consists in part of consideration other than cash, the holder of this Warrant shall have the right thereafter to purchase, by exercise of this Warrant and payment of the aggregate Exercise Price in effect immediately prior to such action, the kind and amount of shares and other securities and property which it would have owned or have been entitled to receive after the happening of such transaction had this Warrant been exercised immediately prior thereto.

           (c) Registration. The Company agrees to register the shares of Common Stock underlying this Warrant pursuant to the terms of the Agreement and the Registration Rights Agreement dated October ____, 1998. In addition to the foregoing, the Holder of this Warrant shall have the right to include all of the shares of Common Stock underlying this Warrant (the "Registrable Securities") as part of any registration of securities filed by the Company (other than in connection with a transaction contemplated by Rule 145(a) promulgated under the Act or pursuant to Form S-8) and must be notified in writing of such filing. Holder shall have five (5) business days to notify the Company in writing as to whether the Company is to include Holder or not include Holder as part of the registration; provided, however, that if any registration pursuant to this Section shall be underwritten, in whole or in part, the Company may require that the Registrable Securities requested for inclusion pursuant to this Section be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If in the good faith judgment of the underwriter evidenced in writing of such offering only a limited number of Registrable Securities should be included in such offering, or no such shares should be included, the Holder, and all other selling stockholders, shall be limited to registering such proportion of their respective shares as shall equal the proportion that the number of shares of selling stockholders permitted to be registered by the underwriter in such offering bears to the total number of all shares then held by all selling stockholders desiring to participate in such offering. Those Registrable Securities which are excluded from an underwritten offering pursuant to the foregoing provisions of this Section (and all other Registrable Securities held by the selling stockholders) shall be withheld from the market by the Holders thereof for a period, not to exceed one hundred eighty
(180) days, which the underwriter may reasonably determine is necessary in order to effect such underwritten offering.

           12. Adjustments of Exercise Price and Number of Warrant Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following.

           In case the Company shall (i) declare or pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock,
(iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the holder of this Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

           13. Voluntary Adjustment by the Company. The Company may at its warrant, at any time during the term of this Warrant, reduce the then current Exchange Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

           14. Notice of Adjustment. Whenever the number of Warrant shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, to the holder of this Warrant notice of such adjustment or adjustments setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth computation by which such adjustment was made. Such notice, in absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

           15. Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of the Company's Common Stock upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the OTC Bulletin Board or any domestic securities exchange upon which the Common Stock may be listed.

           16. Call. The Company has the right to "call" any portion of this Warrant for exercise, for any portion of this Warrant which has not been then exercised, by sending written notice to the holder, upon the satisfaction of the following conditions: (i) closing bid price of the Common Stock (as reported by Bloomberg, L.P.) is at least $2.25 per share for twenty (20) consecutive trading days, and (ii) the registration statement filed by the Company covering the shares of Common Stock underlying this Warrant has been declared effective by the Securities and Exchange Commission, and must remain in effect at the time of the call by the Company.

           17.  Miscellaneous.

           (a) Issue Date; Jurisdiction. The provisions of this Warrant shall be construed and shall be given effect in all respects as if it had been issued and delivered by the Company on the date hereof. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of Florida and for all purposes shall be construed in accordance with and governed by the laws of said state without regard to its conflict of law, principles or rules. The party who initiates legal action shall choose the jurisdiction of the federal courts in connection with any dispute arising under this Warrant and hereby waives, to the maximum permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party waives its right to a trial by jury.

           (b) Restrictions. The holder hereof acknowledges that the Common Stock acquired upon the exercise of this Warrant, if not registered, may have restrictions upon its resale imposed by state and federal securities laws.

           (c) Modification and Waiver. This Warrant and any provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

           (d) Notices. Any notice, request or other document required or permitted to be given or delivered to the holders hereof of the Company shall be delivered or shall be sent by certified or registered mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address set forth in the Agreement.

                  [Remainder of page intentionally left blank]

           IN WITNESS WHEREOF, the Company has caused this Warrant B to be executed by its officers thereunto duly authorized.

Dated October __, 1998
                                IMAGING DIAGNOSTIC SYSTEMS, INC.



                                By_______________________________
                                     Linda B.  Grable, President

                               NOTICE OF EXERCISE
                               ------------------



To:   IMAGING DIAGNOSTIC SYSTEMS, INC.


           (1) The undersigned hereby elects to purchase ________ shares of Common Stock of IMAGING DIAGNOSTIC SYSTEMS, INC. pursuant to the terms of the attached Warrant B, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

           (2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                -------------------------------
                (Name)

                -------------------------------
                (Address)
                -------------------------------




Dated:________________________


                                     ------------------------------
                                     Signature

                                 ASSIGNMENT FORM

                   (To assign the foregoing Warrant B, execute
                   this form and supply required information.
                        Do not use this form to purchase
                            shares of Common Stock.)



           FOR VALUE RECEIVED, the foregoing Warrant B and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

---------------------------------------------------------------.



---------------------------------------------------------------

                                     Dated: ________________________

                Holder's Signature:  _______________________________

                Holder's Address:    _______________________________

                                     _______________________________



Signature Guaranteed:  ___________________________________________




NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant B, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant B.

                                                                      EXHIBIT G
                                ESCROW AGREEMENT


THIS AGREEMENT is made as of the ____ day of October, 1998 by and among IMAGING DIAGNOSTIC SYSTEMS, INC., with its principal office at 6531 NW 18th Court, Plantation, Florida 33313, (hereinafter the "Company"), SETTONDOWN CAPITAL INTERNATIONAL LTD. (the "Placement Agent") located at Charlotte House, Charlotte Street, P.O. Box N. 9204, Nassau, Bahamas, the "Purchasers" specified on Schedule A attached hereto, with their respective principal offices at the addresses set forth in Schedule A (hereinafter together with the Placement Agent referred to as the "Investors"), and GOLDSTEIN, GOLDSTEIN & REIS, LLP, 65 Broadway, 10th Fl., New York, NY 10006 (hereinafter the "Escrow Agent").

                              W I T N E S S E T H:

                  WHEREAS, the Purchasers will be purchasing, Common Stock and Warrants from the Company at a purchase price as set forth in a Private Equity Line Of Credit Agreement (the "Equity Line Agreement") dated October ____, 1998, which will be issued as per the terms contained herein and in the Equity Line Agreement executed by the Company and the Purchasers; all capitalized terms not defined herein shall have the definition as set forth in the Agreement; and

                  WHEREAS, the Company shall issue to the Placement Agent, in return for services rendered, from time to time as provided in the Agreement, 6% of the gross proceeds of each Put, payable in the form of Common Stock that will be registered at the same time as the Put Shares. In addition, the Placement Agent shall receive, on a pro rata basis as the Equity Line of Credit is drawn upon, a Warrant A to purchase up to fifty thousand (50,000) shares of Common Stock upon the same terms as the Warrant A issued to the Investors pursuant to the Equity Line Agreement and eighty thousand (80,000) shares of Common Stock; and

                  WHEREAS, the Company has agreed to pay to GGR for services rendered, fifty thousand (50,000) shares of Common Stock to be registered at the same time as the Put Shares; and

                  WHEREAS, the Company shall have a Put for the Commitment Amount, in accordance with the terms and conditions in the Equity Line Agreement; and

                  WHEREAS, it is intended that the purchase of Securities be consummated in accordance with the requirements set forth by Regulation D promulgated under the Securities Act of 1933, as amended; and

                  WHEREAS, the parties hereby agree to establish an escrow account with the Escrow Agent whereby the Escrow Agent shall hold the funds for the purchase of Put Shares and the Warrants (the "Securities"); and

                  WHEREAS, the Company has requested that the Escrow Agent (i) hold the Commitment Amount in escrow until the Escrow Agent has received the Put Shares, as applicable, and (ii) hold the shares of Common Stock and Warrants issuable upon the Subscription Date until the execution of the Equity Line Agreement. The Escrow Agent will then immediately (i) wire transfer or otherwise deliver at the Company's discretion immediately available funds to the Company's account and arrange for delivery of the Put Shares to Investors as per the terms and conditions in the Agreement, and (ii) arrange for delivery of the shares of Common Stock and Warrants.

                  NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

                                    ARTICLE 1

                     TERMS OF THE ESCROW FOR THE PUT SHARES
                           AND PLACEMENT AGENT SHARES

                  1.1 Upon Escrow Agent's receipt of confirmation in writing that the Company has properly served a Put Notice in accordance with the Agreement, and once it has received the Purchase Price for the Put Shares into its attorney trustee account, it shall notify the Company, or the Company's designated attorney or agent, of the amount of funds it has received into its account.

                  1.2 The Company, upon receipt of said notice and acceptance by the Investors, as evidenced by written notice by the Investors, shall deliver to the Escrow Agent the Put Shares being purchased and the Warrants and shares of Common Stock being issued to the Placement Agent. The Escrow Agent shall then communicate with the Company to confirm the validity of their issuance.

                  1.3 Once the Escrow Agent confirms the validity of the issuance of the Put Shares, Warrants and Common Stock, he shall immediately wire that amount of funds necessary to purchase of the Put Shares per the written instructions of the Company. The Company will furnish Escrow Agent with a "Net Letter" directing payment of (i) legal, administrative, and escrow costs as per the terms of the Equity Line Agreement to Goldstein, Goldstein & Reis, LLP. Such fees are to be remitted in accordance with wire instructions that will be sent to Escrow Agent from the Company, with the net balance payable to the Company. Once the funds have been received per the Company's instructions, the Escrow Agent shall then arrange to have the Securities delivered as per instructions from the Investors and the Placement Agent.

                                    ARTICLE 2

                 TERMS OF THE ESCROW FOR THE WARRANTS AND SHARES
                   OF COMMON STOCK ISSUED TO THE ESCROW AGENT

                  2.1 Upon Escrow Agent's receipt of the executed Equity Line Agreement by the Investors, it shall notify the Company, or the Company's designated attorney or agent, of such event.

                  2.2 The Company, upon receipt of said notice and acceptance by the Investors of the Equity Line Agreement, shall deliver to the Escrow Agent the shares of Common Stock being issued to the Escrow Agent and the Warrants being issued to the Investors per the terms of the Equity Line Agreement. The Escrow Agent shall then communicate with the Company to confirm the validity of their issuance.

                  2.3 Once the Escrow Agent confirms the validity of the issuance of the shares of Common Stock and Warrants as referred to in Section
2.2 above, the Escrow Agent shall then arrange to have these Securities delivered as per instructions from the Investors.

                                    ARTICLE 3

                                  MISCELLANEOUS

                  3.1 No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed any extension of the time for performance of any other obligation or act.

                  3.2 All notices or other communications required or permitted hereunder shall be in writing, and shall be sent by fax, overnight courier, registered or certified mail, postage prepaid, return receipt requested, and shall be deemed received upon receipt thereof, as follows:

                  (a)      Imaging Diagnostic Systems, Inc.
                           6531 NW 18th Court
                           Plantation, FL  33313
                           Attention:  Rebecca J. Del Medico, Esq.
                           Telephone: (954) 581-0555
                           Facsimile: (954) 581-0555

                  (b)      Goldstein, Goldstein & Reis, LLP
                           65 Broadway
                           New York, NY  10006
                           Attention: Scott H. Goldstein, Esq.
                           Telephone:  (212) 809-4220
                           Facsimile:  (212) 809-4228

                  (c) To the Purchasers at their respective addresses listed on Schedule A.

                  (d)      Settondown Capital International Ltd.
                           Charlotte House, Charlotte Street
                           P.O. Box N. 9204
                           Nassau, Bahamas
                           Attention: Anthony L. M. Inder Riden
                           Telephone: (242) 325-1033
                           Facsimile: (242) 323-7918

                  or to such other person at such other place as shall designated in writing;

                  3.3 This Agreement shall be binding upon and shall inure to the benefit of the permitted successors and assigns of the parties hereto.

                  3.4 This Agreement is the final expression of, and contains the entire Agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

                  3.5 Whenever required by the context of this Agreement, the singular shall include the plural and masculine shall include the feminine. This Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. Unless otherwise indicated, all references to Articles are to this Agreement.

                  3.6 The Company acknowledges and confirms that it is not being represented in a legal capacity by Goldstein, Goldstein & Reis, LLP and it has had the opportunity to consult with its own legal advisors prior to the signing of this Agreement.

                  3.7 This Agreement will be construed and enforced in accordance with and governed by the laws of the State of Florida, except for matters arising under the Act, without reference to principles of conflicts of law. The party who initiates legal action shall choose the jurisdiction of the federal courts in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party waives its right to a trial by jury. Each party hereby agrees that if another party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

                  3.8 This Agreement may be altered or amended only with the written consent of all of the parties hereto. Should the Company, the Placement Agent, or any Investor, attempt to change this Agreement in a manner which, in the Escrow Agent's discretion, shall be undesirable, the Escrow Agent may resign as Escrow Agent by notifying the Company and the Investors in writing. In the case of the Escrow Agent's resignation or removal pursuant to the foregoing, its only duty, until receipt of notice from the Company and the Investors or its agent that a successor escrow agent shall have been appointed, shall be to hold and preserve the funds. Upon receipt by the Escrow Agent of said notice from the Company and the Investors of the appointment of a successor escrow agent, the name of a successor escrow account and a direction to transfer the funds, the Escrow Agent shall promptly thereafter transfer all of the funds held in escrow to said successor escrow agent. Immediately after said transfer, the Escrow Agent shall furnish the Company, the Placement Agent, and the Investors with proof of such transfer. The Escrow Agent is authorized to disregard any notices, requests, instructions or demands received by it from the Company, the Placement Agent, or the Investors after notice of resignation or removal shall have been given, unless the same shall be the aforementioned notice from the Company and the Investors to transfer the funds to a successor escrow agent or to return same to the respective parties.

                  3.9 The Escrow Agent shall be reimbursed by the Company and the Investors for any reasonable expenses incurred in the event there is a conflict between the parties and the Escrow Agent shall deem it necessary to retain counsel.

                  3.10 The Escrow Agent shall not be liable for any action taken or omitted by it in good faith in accordance with the advice of the Escrow Agent's counsel; and in no event shall the Escrow Agent be liable or responsible except for the Escrow Agent's own gross negligence or willful misconduct.

                  3.11 The Company and the Investors warrant to and agree with the Escrow Agent that, unless otherwise expressly set forth in this Agreement:

                           (i) there is no security interest in the Securities or any part thereof;

                           (ii) no financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest or in describing (whether specifically or generally) the Securities or any part thereof; and

                           (iii) the Escrow Agent shall have no responsibility at any time to ascertain whether or not any security interest exists in the Securities or any part thereof or to file any financing statement under the Uniform Commercial Code with respect to the Securities or any part thereof.

                  3.12 The Escrow Agent in its capacity as such has no liability hereunder to either party other than to hold the funds and the Securities and to deliver them under the terms hereof. Each party hereto agrees to indemnify and hold harmless the Escrow Agent in its capacity as such from and with respect to any suits, claims, actions or liabilities arising in any way out of this transaction including the obligation to defend any legal action brought which in any way arises out of or is related to this Escrow.



                  [Remainder of Page Intentionally Left Blank]

                            [Signature Page Follows]

                  IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date first written above.


IMAGING DIAGNOSTIC SYSTEMS, INC.


By______________________________
           Linda Grable, President


                                            AUSTOST ANSTALT SCHAAN, Purchaser


                                            By_____________________________
                                            Thomas Hackl


                                            BALMORE FUNDS S.A., Purchaser


                                            By___________________________
                                            Name:

                                            SETTONDOWN CAPITAL INTER-
                                            NATIONAL LTD., Placement Agent


                                            By______________________________
                                            Anthony L. M. Inder Riden

                                            GOLDSTEIN, GOLDSTEIN & REIS, LLP,
                                            Escrow Agent


                                            By______________________________
                                            Scott H. Goldstein

                                                                      EXHIBIT J

                         INSTRUCTIONS TO TRANSFER AGENT

                        Imaging Diagnostic Systems, Inc.



                                                 _______________, 1998


[Name and address of Transfer Agent]




Dear Sirs:

         Reference is made to the Private Equity Line of Credit Agreement and all Exhibits and Attachments thereto (the "Agreement") dated as of October ___ 1998, between entities listed on Schedule A (the "Investors") and Imaging Diagnostic Systems, Inc. (the "Company"). Pursuant to the Agreement, subject to the terms and conditions set forth in the Agreement the Investors have agreed to purchase from the Company and the Company has agreed to sell to the Investors from time to time during the term of the Agreement, and the Company has agreed to issue to Settondown Capital International, Ltd. ("Settondown"), and Goldstein, Goldstein & Reis, LLP ("GGR"), shares of common stock of the Company, (the "Common Stock") and (ii) the Company has agreed to issue to the Investors and the Settondown warrants to purchase Common Stock (the "Warrants"). As a condition to the effectiveness of the Agreement, the Company has agreed to issue to you, as the transfer agent for the Common Stock (the "Transfer Agent"), these instructions relating to the Common Stock to be issued to the Investors, Settondown and GGR (or their permitted assigns) pursuant to the Agreement or upon exercise of the Warrants. All terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

1.    ISSUANCE  OF COMMON STOCK WITHOUT THE LEGEND

         Pursuant to the Agreement, the Company is required to prepare and file with the Commission, and maintain the effectiveness of, a registration statement or registration statements registering the resale of the Common Stock to be acquired by the Investors, Settondown and GGR, (i) under the Agreement and (ii) upon exercise of the Warrants. The Company will advise the Transfer Agent in writing of the effectiveness of any such registration statement promptly upon its being declared effective. The Transfer Agent shall be entitled to rely on such advice and shall assume that the effectiveness of such registration statement remains in effect unless the Transfer Agent is otherwise advised in writing by the Company and shall not be required to independently confirm the continued effectiveness of such registration statement. In the circumstances set forth in the following two paragraphs, the Transfer Agent shall deliver to the Investors, Settondown and/or GGR, certificates representing Common Stock not bearing the Legend without requiring further advice or instruction or additional documentation from the Company or its counsel or the Investors, Settondown, and/or GGR, or its their counsel or any other party (other than as described in such paragraphs).

      At any time after the effective date of the applicable registration statement (provided that the Company has not informed the Transfer Agent in writing that such registration statement is not effective) upon any surrender of one or more certificates evidencing Common Stock which bear the Legend, to the extent accompanied by a notice requesting the issuance of new certificates free of the Legend to replace those surrendered, the Transfer Agent shall deliver to the Investors, Settondown and/or GGR, the certificates representing the Common Stock not bearing the Legend, in such names and denominations as the Investors shall request.

      In the event the Company files a Form S-3 registration statement and such registration statement is declared effective by the Securities and Exchange Commission in connection with any such event, the Investors, Settondown and/or GGR, (or their permitted assigns) shall confirm in writing to the Transfer Agent that (i) the Investors, Settondown and/or GGR, has sold, pledged or otherwise transferred or agreed to sell, pledge or otherwise transfer such Common Stock in a bona fide transaction to a third party that is not an affiliate of the Company; and (ii) the Investors, Settondown and/or GGR, confirms to the transfer agent that the Investors, Settondown and/or GGR, has complied with the prospectus delivery requirement.

      In the event the Company files a registration statement other than on Form S-3, which is subsequently declared effective by the Securities and Exchange Commission, the Investors, Settondown and/or GGR, need not confirm the above in writing to the Transfer Agent.

      In the event a registration statement is not filed by the Company, or for any reason the registration statement which is filed by the Company is not declared effective by the Securities and Exchange Commission the Investors, Settondown and/or GGR, or their permitted assigns, or either of their brokers confirms to the Transfer Agent that (i) the Investors, Settondown and/or GGR, has held the shares of Common Stock for at least one year, (ii) counting the shares surrendered as being sold upon the date the unlegended Certificates would be delivered to the Investors, Settondown and/or GGR, (or the Trading Day immediately following if such date is not a Trading Day), the Investors, Settondown and/or GGR, will not have sold more than the greater of (a) one percent (1%) of the total number of outstanding shares of Common Stock or (b) the average weekly trading volume of the Common Stock for the preceding four weeks during the three months ending upon such delivery date (or the Trading Day immediately following if such date is not a Trading Day), and (iii) the Investors, Settondown and/or GGR, has complied with the manner of sale and notice requirements of Rule 144 under the Securities Act.

         Any advice, notice, or instructions to the Transfer Agent required or permitted to be given hereunder may be transmitted via facsimile to the Transfer Agent's facsimile number of (973) 239-2361.

2.    MECHANICS OF DELIVERY OF CERTIFICATES REPRESENTING COMMON STOCK

         In connection with any Closing pursuant to which the Investors, Settondown and/or GGR, acquires Common Stock under the Agreement, the Transfer Agent shall deliver to the Transfer Agent as defined in the Agreement certificates representing Common Stock (with or without the Legend, as appropriate) immediately.

3.    FEES OF TRANSFER AGENT; INDEMNIFICATION

         The Company agrees to pay the Transfer Agent for all fees incurred in connection with these Irrevocable Instructions. The Company agrees to indemnify the Transfer Agent and its officers, employees and agents, against any losses, claims, damages or liabilities, joint or several, to which it or they become subject based upon the performance by the Transfer Agent of its duties in accordance with the Irrevocable Instructions.

4.    THIRD PARTY BENEFICIARY

         The Company and the Transfer Agent acknowledge and agree that the Investors, Settondown and/or GGR, is an express third party beneficiary of these Irrevocable Instructions and shall be entitled to rely upon, and enforce, the provisions thereof.

                                                IMAGING DIAGNOSTIC SYSTEMS, INC.


                                                By:__________________________

                                                    Chief Executive Officer

AGREED:
[NAME OF TRANSFER AGENT]


By:__________________________
Name:
Title:


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